Exhibit 10.1

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXECUTION COPY

Amendment No. 1 to

License Agreement

between

Puma Biotechnology, Inc.

and

Pfizer Inc.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

THIS AMENDMENT NO. 1 TO LICENSE AGREEMENT (the “Amendment”), is entered into and made effective as of July 18, 2014 (the “Amendment Effective Date”), by and between Puma Biotechnology, Inc., a corporation organized and existing under the laws of Delaware with offices at 10880 Wilshire Blvd, Suite 2150, Los Angeles, CA 90024 (“LICENSEE”) and Pfizer Inc., a corporation organized and existing under the laws of Delaware and having offices at 235 East 42nd Street, New York, NY 10017 (“PFIZER”).  LICENSEE and PFIZER may, from time-to-time, be individually referred to as a “Party” and collectively referred to as the “Parties.”

Background

Whereas, PFIZER and LICENSEE entered into a License Agreement on August 18, 2011 (the “Agreement”) pursuant to which (i) PFIZER granted to LICENSEE, and LICENSEE received from PFIZER, certain licenses under certain of PFIZER’s proprietary technology for the development, manufacture and commercialization of a compound known as neratinib worldwide and (ii) PFIZER transferred, and LICENSEE assumed, control of certain Phase III clinical trials of neratinib for the treatment of cancer;

Whereas, the Parties desire to amend the Agreement to provide (i) that PFIZER will no longer be responsible for any expenses in conducting the Existing Trials under Section 3.6 of the Agreement incurred or accrued on or after January 1, 2014, (ii) for a reduction to the royalty rate payable by LICENSEE to PFIZER on sales of products containing neratinib and (iii) that, though the [***] have been completed, the Parties will continue to cooperate to effect the transfer to LICENSEE of any Third Party Contracts as promptly as reasonably practicable.

Now, Therefore, in consideration of the mutual agreements and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which the Parties hereby acknowledge, the Parties, intending to be legally bound hereby, agree to the foregoing and as follows:

1.	Any capitalized terms used in this Amendment shall have the meaning set forth in the Agreement, unless otherwise defined herein.

2.	Section 1.34 of the Agreement shall be revised to read in its entirety as follows:

1.34.     “Licensee Trial Cost Cap” means the [***] the out-of-pocket expenses that LICENSEE may incur between January 1, 2012 and December 31, 2013 (irrespective of when LICENSEE receives the invoices for such expenses) in conducting the Existing Trials under Section 3.6.  The Parties acknowledge and agree that any expenses that LICENSEE incurs as a result of [***] will not be counted towards the Licensee Trial Cost Cap.  In addition, Section 4.4.2 sets forth certain [***], and Section 4.4.3 sets forth [***].  For the avoidance of doubt, following December 31, 2013, any expenses incurred or accrued in conducting

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

the Existing Trials under Section 3.6 following December 31, 2013 shall be the sole responsibility of LICENSEE.

3.	Section 3.2.2 of the Agreement shall be revised to read in its entirety as follows:

3.2.2.     Unless otherwise agreed upon in writing by the Parties, the Transition Committee shall meet, in person or by telephone, not less than [***] after the Transition Committee Identification Date and not less than [***] thereafter until [***]. In such meetings, the Transition Committee shall (i) review the progress being made under the Transition Plan and Trial Completion Plan, and the [***], (ii) discuss future activities to be conducted under the Transition Plan and Trial Completion Plan, and the [***], and the extent to which additional resources need to be applied by either Party or both to complete the transition and achieve trial completion, and (iii) review and agree upon any necessary or desired revisions to the Transition Plan or Trial Completion Plan, or the [***].  Upon the request of a Party’s representative on the Transition Committee, subject to the other Party’s prior consent (not to be unreasonably withheld or delayed), other personnel from such Party may attend and participate in such meetings.  It is the objective of the Parties, working through the Transition Committee, and in accordance with the terms and conditions of this Agreement including the Schedules hereto, to insure (A) as smooth and efficient a transition from PFIZER to LICENSEE as reasonably practical of all relevant documentation, materials, contractual obligations and regulatory responsibilities related to Products and the Existing Trials and (B) as smooth and efficient a completion of the Existing Trials as reasonably practicable, in both cases in accordance with accepted pharmaceutical industry norms, ethical practices and Applicable Law.

4.	Section 3.6.4 of the Agreement shall be revised to read in its entirety as follows:

3.6.4.     Solely with respect to LICENSEE’s conduct of Trial Completion Activities with respect to Existing Trials on and after January 1, 2012, PFIZER will reimburse LICENSEE for Excess Trial Expenses, if any.  “Excess Trial Expenses” means those out-of-pocket expenses reasonably incurred by LICENSEE between January 1, 2012 and December 31, 2013 (irrespective of when LICENSEE receives the invoices for such expenses) that are, in the aggregate, in excess of the Licensee Trial Cost Cap to conduct such Trial Completion Activities, excluding any expenses that are [***].  LICENSEE will deliver to PFIZER a written report within [***] after the end of each Calendar Quarter during which PFIZER is obligated to reimburse Excess Trial Expenses setting forth in reasonable detail LICENSEE’s out-of-pocket expenses for the Trial Completion Activities and the amount, if any, of Excess Trial Expenses to be reimbursed by PFIZER.  PFIZER will reimburse LICENSEE for applicable Excess Trial Expenses within [***] after its receipt of such report stating such expenses, with such back-up information documenting such expenses as PFIZER

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

may reasonably request, and an invoice for the relevant amount.  Upon execution of this Amendment, PFIZER shall make a one-time payment to LICENSEE in the amount of [***].  The Parties acknowledge and agree that such one-time payment shall discharge PFIZER of any and all further obligations for Excess Trial Expenses, and LICENSEE releases PFIZER from any and all further obligations for Excess Trial Expenses.  Notwithstanding the foregoing, PFIZER shall reimburse LICENSEE for actual payments made after the execution of this Amendment to clinical trial sites, study investigators and for study subject-related pass through costs for the Existing Trials (i.e., “pass-through expenses”) that (i) were incurred on or before December 31, 2013, but not included in the one-time payment of [***], noted above; (ii) are supported by original invoices; and (iii) otherwise meet the definition of Excess Trial Expenses.

5.	Section 4.4.3 of the Agreement shall be revised to read in its entirety as follows:

4.4.3.     To the extent any comparator drugs are required for the Trial Completion Activities beyond the Comparator Inventory transferred to LICENSEE pursuant to the Transition Plan, LICENSEE shall be responsible for acquiring such additional comparator drugs at its own expense; provided that during the period from the Closing Date through December 31, 2011, if LICENSEE has been negotiating in good faith with Third Party suppliers of comparator drugs but has not yet entered into agreements for the supply of comparator drugs with such Third Parties, then at LICENSEE’s request, PFIZER will use reasonable efforts upon reasonable notice to order the quantities of comparator drugs for use in the Existing Advanced Trials requested by LICENSEE in writing, at LICENSEE’s expense [***]; provided further that via the Transition Committee, the Parties will discuss necessary lead times and any other activities related to any such request.

6.	Section 5.1.2 of the Agreement shall be revised to read in its entirety as follows:

5.1.2.     Royalty Payments.

(a)     In further consideration of the licenses and rights granted to LICENSEE hereunder, LICENSEE shall pay to PFIZER the royalties set forth below on Net Sales of Products in the Territory in each Calendar Year during the applicable Royalty Terms (collectively, “Royalties”).

NET SALES	ROYALTY RATE

Aggregate worldwide Net Sales of all Products	[***] of Net Sales

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b)     LICENSEE shall pay to PFIZER the applicable Royalties within [***] following the end of each Calendar Quarter after the date of the First Commercial Sale of a Product.

(c)      In the event that LICENSEE [***] (the “Third Party Patents”), and if LICENSEE pays [***] under license agreements with such Third Parties [***] (the “Third Party Payments”), then LICENSEE may credit [***] of such Third Party Payments against the Royalties owed and payable on the Net Sales for such Product, as determined on a country-by-country basis.  Notwithstanding the foregoing, in no event shall such credits reduce the Royalties payable to PFIZER [***].

(d)      All payments shall be accompanied by a report that includes reasonably detailed information regarding a total monthly sales calculation, on a country-by-country basis, of Net Sales of each Product (including gross sales and all Deductions) and all Royalties payable to PFIZER for the applicable Calendar Quarter (including any foreign exchange rates employed and conversion calculations).

7.	Section 5.2.1 of the Agreement shall be revised to read in its entirety as follows:

5.2.1.     With respect to Net Sales invoiced in U.S. dollars, the Net Sales and the amounts due for Royalties hereunder will be expressed in U.S. dollars. With respect to Net Sales invoiced in a currency other than U.S. dollars, such Net Sales will be converted to U.S. dollars using the average of the applicable daily foreign exchange rates published in the Wall Street Journal (or any other qualified source that is acceptable to both Parties) for the last day of each month of the Calendar Quarter in which such Net Sales occurred, and the amounts due for Royalties hereunder will be expressed in U.S. dollars. For purposes of calculating the Net Sales thresholds set forth in [***], the aggregate Net Sales with respect to each Calendar Quarter within a Calendar Year will be calculated based on the currency exchange rates for the Calendar Quarter in which such Net Sales occurred, in a manner consistent with the exchange rate procedures set forth in the immediately preceding sentence.

8.	Section 6.1.1 of the Agreement shall be revised to read in its entirety as follows:

6.1.1.     Relevant Records.  LICENSEE shall keep, and shall cause its Affiliates and sublicensee to keep accurate financial books and records pertaining to: LICENSEE’s and its Affiliates’ and sublicensees’ sale of Products, including any and all calculations of payments due to PFIZER hereunder; LICENSEE’s prosecution, maintenance and enforcement of Patent Rights; and during the time PFIZER is obligated to reimburse Excess Trial Expenses, LICENSEE’s Trial Completion Activities (collectively, “Relevant Records”).  LICENSEE, its

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Affiliates and sublicensees shall maintain the Relevant Records for the longer of: (a) the period of time required by Applicable Law, or (b) three (3) years following expiration or termination of this Agreement.  LICENSEE shall require its sublicensees to provide to LICENSEE copies of all Relevant Records relating to such sublicensees’ sale of Products as necessary to allow PFIZER to review such Relevant Records when conducting an audit of LICENSEE pursuant to Section 6.1.2.

9.	PFIZER [***]. The Parties hereby agree to add the following as a new Section 4.7:

4.7.      [***]; Transfer of Third Party Contracts. [***]; provided, however, that the Parties shall continue to cooperate, under the supervision of the Transition Committee, in a timely manner to effect the transfer to LICENSEE of any Third Party Contracts in accordance with Schedule B as promptly as reasonably practicable pursuant to this Agreement.  Such cooperation shall include, without limitation, the timely execution of all agreements or documents required in order to effect the transfer of Third Party Contracts for services performed in relation to the Existing Trials by Third Parties from PFIZER to LICENSEE.

10.	All other terms and conditions of the Agreement shall remain in full force and effect.

11.

This Amendment may be executed in counter-parts with the same effect as if both Parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument. Signatures to this Amendment transmitted by facsimile, by email in “portable document format” (“.pdf”), or by any other electronic means intended to preserve the original graphic and pictorial appearance of this Amendment shall have the same effect as physical delivery of the paper document bearing original signature.

12.

This Amendment, together with the Agreement and all Schedules and Exhibits thereto, constitutes the entire agreement between the Parties as to the subject matter of this Amendment, and supersedes and merges all prior and contemporaneous negotiations, representations, agreements and understandings regarding the same.

(Signature page follows.)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, authorized representatives of the Parties have duly executed this Agreement as of the Effective Date to be effective as of the Effective Date.

Pfizer Inc.		Puma Biotechnology, Inc.

By:	/s/ Garry Nicholson	By:	/s/ Alan Auerbach
	Name: Garry Nicholson		Name: Alan Auerbach
	Title: President		Title: CEO / President